As filed with the Securities and Exchange Commission on April 3, 2012

Registration No. 333-178980

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDMENT NO. 3

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	5084	20-5956993
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2 Houston Center

909 Fannin, Suite 3100

Houston, Texas 77010

(877) 294-7574

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel J. Churay

2 Houston Center

909 Fannin, Suite 3100

Houston, Texas 77010

(877) 294-7574

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael A. Levitt, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 (212) 859-8000	Richard A. Drucker, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 (212) 450-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company	☐

(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Common Stock, $0.01 par value	26,136,364	$23.00	$601,136,372	$68,892(3)

(1)	Includes shares of common stock which the underwriters have the option to purchase.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the Securities Act of 1933, as amended.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 is being filed solely for the purpose of amending Item 16 of Part II of the Registration Statement. Accordingly, this Amendment No. 3 consists only of the facing page, this explanatory note and Part II to the Registration Statement.

No changes are being made to Part I of the Registration Statement by this filing and, therefore, it has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses to be paid by the registrant in connection with the sale of the shares of common stock being registered pursuant to this registration statement. All amounts are estimates except for the SEC registration fee, the Financial Regulatory Authority (“FINRA”) filing fee and the NYSE Listing fee.

SEC registration fee	$68,892
FINRA filing fee	60,614
NYSE listing fee	250,000
Accounting fee and expenses	125,000
Legal fees and expenses	1,750,000
Printing and engraving expenses	300,000
Blue Sky qualification fees and expenses	15,000
Transfer agent and registrar fees and expenses	5,000
Miscellaneous expenses	10,000

Total	$2,584,506

Item 14. Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the “Securities Act”).

As permitted by the Delaware General Corporation Law, the registrant’s Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to the registrant or its stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	under section 174 of the Delaware General Corporation Law regarding unlawful dividends and stock purchases; or

•	for any transaction for which the director derived an improper personal benefit.

As permitted by the Delaware General Corporation Law, the registrant’s Bylaws provide that:

•	the registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to very limited exceptions;

•	the registrant may indemnify its other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, subject to very limited exceptions;

•

the registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to very limited exceptions;

•	the registrant may advance expenses, as incurred, to its employees and agents in connection with a legal proceeding; and

•	the rights conferred in the Bylaws are not exclusive.

The registrant has entered into Indemnity Agreements with each of its current directors and officers to give these directors and officers additional contractual assurances regarding the scope of the indemnification set forth in the registrant’s Certificate of Incorporation and to provide additional procedural protections. The registrant intends to enter into amended Indemnity Agreements with its directors and officers in connection with its initial public offering. At present, there is no pending litigation or proceeding involving a director, officer or employee of the registrant regarding which indemnification is sought, nor is the registrant aware of any threatened litigation that may result in claims for indemnification.

The indemnification provisions in the registrant’s Certificate of Incorporation and Bylaws and the Indemnity Agreements entered into between the registrant and each of its directors and officers may be sufficiently broad to permit indemnification of the registrant’s directors and officers for liabilities arising under the Securities Act.

The registrant and its subsidiaries are covered by liability insurance policies which indemnify their directors and officers against loss arising from claims by reason of their legal liability for acts as such directors, officers or trustees, subject to limitations and conditions as set forth in the policies.

The underwriting agreement to be entered into among the Company and the underwriters will contain indemnification and contribution provisions.

Item 15. Recent Sales of Unregistered Securities.

During the three years preceding the filing of this registration statement, the registrant has not sold its securities without registration under the Securities Act of 1933, as amended (the “Securities Act”) except as described below.

On December 21, 2009 and February 11, 2010, the registrant issued an aggregate of $1,050,000,000 of 9.50% senior secured notes due December 15, 2016 (the “Notes”). The sales of the Notes were made in private placements pursuant to Section 4(2) of the Securities Act. To the extent applicable, the initial resale of the Notes by Goldman, Sachs & Co. and the other initial purchasers thereof was made to qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act.

On October 30, 2009, the registrant sold 21,853 shares of common stock for $500,000 to a director of the registrant. On October 21, 2010, the registrant sold 10,788 shares of common stock for $200,000 to a director of the registrant. On April 1, 2011, the registrant sold 317 shares of common stock for $3,054 to an employee of the registrant. All of these sales were made in reliance on Section 4(2) under the Securities Act and Rule 506 thereunder.

The amounts of our common stock, restricted stock and stock options described in this Item 15 and the corresponding share prices are adjusted to give retroactive effect to the two-for-one reverse split of our common stock which occurred on February 29, 2012.

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit Number	Description
1.1++	Form of Underwriting Agreement

2.1	Agreement and Plan of Merger, dated as of December 4, 2006, by and among McJunkin Corporation, McJ Holding Corporation and Hg Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

2.1.1	McJunkin Contribution Agreement, dated as of December 4, 2006, by and among McJunkin Corporation, McJ Holding LLC and certain shareholders of McJunkin Corporation (incorporated by reference to Exhibit 2.1.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

2.1.2	McApple Contribution Agreement, dated as of December 4, 2006, among McJunkin Corporation, McJ Holding LLC and certain shareholders of McJunkin Appalachian Oilfield Supply Company (incorporated by reference to Exhibit 2.1.2 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

2.2	Stock Purchase Agreement, dated as of April 5, 2007, by and between McJunkin Development Corporation, Midway-Tristate Corporation and the other parties thereto (incorporated by reference to Exhibit 2.2 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

2.2.1	Assignment Agreement, dated as of April 27, 2007, by and among McJunkin Development Corporation, McJunkin Appalachian Oilfield Supply Company, Midway- Tristate Corporation, and John A. Selzer, as Representative of the Shareholders (incorporated by reference to Exhibit 2.2.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

2.3	Stock Purchase Agreement, dated as of July 6, 2007, by and among West Oklahoma PVF Company, Red Man Pipe & Supply Co., the Shareholders listed on Schedule 1 thereto, PVF Holdings LLC, and Craig Ketchum, as Representative of the Shareholders (incorporated by reference to Exhibit 2.3 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

2.3.1	Contribution Agreement, dated July 6, 2007, by and among McJ Holding LLC and certain shareholders of Red Man Pipe & Supply Co. (incorporated by reference to Exhibit 2.3.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

2.3.2	Amendment No. 1 to Stock Purchase Agreement, dated as of October 24, 2007, by and among West Oklahoma PVF Company, Red Man Pipe & Supply Co., and Craig Ketchum, as Representative of the Shareholders (incorporated by reference to Exhibit 2.3.2 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

Exhibit Number	Description

2.3.3	Joinder Agreement and Amendment No. 2 to the Stock Purchase Agreement, dated as of October 31, 2007, by and among West Oklahoma PVF Company, Red Man Pipe & Supply Co., PVF Holdings LLC, Craig Ketchum, as Representative of the Shareholders, and the other parties thereto (incorporated by reference to Exhibit 2.3.3 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

3.1++	Form of Amended and Restated Certificate of Incorporation of MRC Global Inc.

3.2++	Form of Amended and Restated Bylaws of MRC Global Inc.

3.3	Amended and Restated Certificate of Incorporation of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035)).

3.3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of MRC Global Inc. dated January 10, 2012 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of MRC Global Inc. filed with the SEC on January 13, 2012).

3.3.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of MRC Global Inc. dated February 29, 2012 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of MRC Global Inc. filed with the SEC on March 1, 2012.)

3.4	Bylaws of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8- K of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) filed with the SEC on November 16, 2011).

4.1++	Specimen Common Stock Certificate.

4.2	Indenture, dated as of December 21, 2009, by and among McJunkin Red Man Corporation, the guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

4.3	Form of 9.50% Senior Secured Notes due December 15, 2016 (included as part of Exhibit 4.2 above).

4.4	Exchange and Registration Rights Agreement, dated as of December 21, 2009, by and among McJunkin Red Man Corporation, MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), the subsidiary guarantors party thereto, Goldman, Sachs & Co., Barclays Capital Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

4.5	Exchange and Registration Rights Agreement, dated as of February 11, 2010, by and among McJunkin Red Man Corporation, MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), the subsidiary guarantors party thereto, Goldman, Sachs & Co. and Barclays Capital Inc. (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

Exhibit Number	Description

4.6	Reaffirmation Agreement, dated as of February 11, 2010, by and among McJunkin Red Man Corporation, MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), the subsidiary guarantors party thereto, and U.S. Bank National Association, as collateral trustee (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

5.1++	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

10.1++	Amended and Restated Loan, Security and Guarantee Agreement, dated March 27, 2012, between McJunkin Red Man Corporation and the other parties thereto.

10.2	Revolving Facility Agreement, dated September 17, 2010, between MRC Transmark Holdings UK Limited, HSBC Bank plc and the other parties thereto (incorporated by reference to Exhibit 10.6 to Amendment No. 4 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on July 1, 2011).

10.3++	Form of Registration Rights Agreement between MRC Global Inc. and PVF Holding LLC.

10.3.1++	Form of Second Amendment to the Registration Rights Agreement among MRC Global Inc., PVF Holdings LLC and the other parties thereto.

10.4++	Form of Indemnification Agreement between MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) and Directors.

10.4.1++	Form of Indemnification Agreement between MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) and Executive Officers.

10.5†	Employment Agreement, dated as of September 10, 2008, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) and Andrew R. Lane incorporated by reference to Exhibit 10.29 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.5.1†	Amendment to Employment Agreement by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) and Andrew R. Lane, dated February 23, 2011 (incorporated by reference to Exhibit 10.7.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

10.6++†	Amended and Restated Employment Agreement, dated as of December 5, 2011, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) and James Underhill.

10.7†	Employment Agreement, dated as of September 10, 2009, by and between Transmark Fcx Limited and Neil P. Wagstaff (incorporated by reference to Exhibit 10.10.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.7.1†	Amendment to Employment Agreement by and between MRC Transmark Limited and Neil P. Wagstaff, dated February 23, 2011 (incorporated by reference to Exhibit 10.10.2 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

Exhibit Number	Description

10.8†	Letter Agreement, dated as of September 24, 2008, by and among H.B. Wehrle, III, PVF Holdings LLC and McJunkin Red Man Corporation (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333- 153091), filed with the SEC on September 26, 2008).

10.9†	Letter Agreement, dated as of December 22, 2008, by and among MRC Global Inc. (formerly known as McJUnkin Red Man Holding Corporation) and Craig Ketchum (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

10.10†	2007 Stock Option Plan, as amended (incorporated by reference to Exhibit 10.13.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.10.1†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.17.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.10.2†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement (Director Grant May 2010—Dutch residents) (incorporated by reference to Exhibit 10.9.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

10.10.3†	Form of McJunkin MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement (Director Grant May 2010—US residents) (incorporated by reference to Exhibit 10.9.2 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

10.11†	2007 Restricted Stock Plan, as amended (incorporated by reference to Exhibit 10.14.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.12.1†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.18.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.13†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) 2007 Stock Option Plan (Canada) (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.13.1†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement (Canada) (for plan participants who are parties to non-competition agreements) (incorporated by reference to Exhibit 10.19.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333- 153091), filed with the SEC on September 26, 2008).

Exhibit Number	Description

10.13.2†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement (Canada) (for plan participants who are not parties to non-competition agreements) (incorporated by reference to Exhibit 10.19.2 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.14†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Deferred Compensation Plan (incorporated by reference to Exhibit 10.20 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.15	Indemnity Agreement, dated as of December 4, 2006, by and among McJunk MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), Hg Acquisition Corp., McJunkin Red Man Corporation, and certain shareholders of McJunkin Red Man Corporation named therein (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.16†	Management Stockholders Agreement, dated as of March 27, 2007, by and among PVF Holdings LLC, MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), and the other parties thereto (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008).

10.16.1†	Amendment No. 1 to the Management Stockholders Agreement, dated as of December 21, 2007, executed by PVF Holdings LLC (incorporated by reference to Exhibit 10.22.1 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333- 153091), filed with the SEC on September 26, 2008).

10.16.2†	Amendment No. 2 to the Management Stockholders Agreement, dated as of December 26, 2007, executed by PVF Holdings LLC (incorporated by reference to Exhibit 10.22.2 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333- 153091), filed with the SEC on September 26, 2008).

10.17†	Amended and Restated Limited Liability Company Agreement of PVF Holdings LLC, dated as of October 31, 2007 (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.17.1†	Amendment No. 1, dated as of December 18, 2007, to the Amended and Restated Limited Liability Company Agreement of PVF Holdings LLC (incorporated by reference to Exhibit 10.20.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.17.2†	Amendment No. 2, dated as of October 31, 2009, to the Amended and Restated Limited Liability Company Agreement of PVF Holdings LLC (incorporated by reference to Exhibit 10.20.2 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

Exhibit Number	Description

10.18†	Subscription Agreement, dated as of September 10, 2008, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), Andrew R. Lane, and PVF Holdings LLC (incorporated by reference to Exhibit 10.30 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091),filed with the SEC on September 26, 2008).

10.19.1†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement, dated as of September 10, 2008, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and Andrew R. Lane (incorporated by reference to Exhibit 10.31 to Amendment No. 1 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on September 26, 2008)

10.19.2†	Amendment to the MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Corporation Nonqualified Stock Option Agreement, dated as of June 1, 2009, by and among McJunkin Red Man Holding Corporation, PVF Holdings LLC, and Andrew R. Lane (incorporated by reference to Exhibit 10.23.2 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.19.3†	Second Amendment to the MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement, dated as of September 10, 2009, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and Andrew R. Lane (incorporated by reference to Exhibit 10.23.3 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

10.20.1†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Restricted Stock Award Agreement, dated as of February 24, 2009, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and Andrew R. Lane (incorporated by reference to Exhibit 10.24.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.20.2†	Amendment to the MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Restricted Stock Award Agreement, dated as of June 1, 2009, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and Andrew R. Lane (incorporated by reference to Exhibit 10.24.2 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.21†	Subscription Agreement, dated as of October 3, 2008, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), Len Anthony, and PVF Holdings LLC (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.21.1†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement, dated as of October 3, 2008, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and Len Anthony (incorporated by reference to Exhibit 10.26.1 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

Exhibit Number	Description

10.21.2†	Amendment to the MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement, dated as of September 10, 2009, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and Len Anthony (incorporated by reference to Exhibit 10.26.2 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.22†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Restricted Stock Award Agreement, dated as of September 10, 2009, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and Len Anthony (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.23†	Subscription Agreement, dated as of October 30, 2009, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), John A. Perkins, and PVF Holdings LLC (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

10.24†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement, dated as of December 3, 2009, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation), PVF Holdings LLC, and John A. Perkins (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333- 173035) filed with the SEC on March 24, 2011).

10.25†	Indemnification Agreement by and between the Company and Peter C. Boylan, III dated August 11, 2010 (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-4 of McJunkin Red Man Corporation (No. 333-173035) filed with the SEC on March 24, 2011).

10.26++†	Employment Agreement, dated as of November 15, 2011, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) and Daniel J. Churay.

10.27†	Employment Agreement, dated as of November 15, 2011, by and among MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) and James E. Braun (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) filed with the SEC on November 16, 2011).

10.28†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) 2011 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.27 the Annual Report on Form 10-K of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) filed with the SEC on March 5, 2012).

10.28.1++†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Director Option Agreement.

10.28.2++†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Nonqualified Stock Option Agreement.

10.28.3++†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Director Restricted Stock Award Agreement.

10.28.4++†	Form of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Restricted Stock Award Agreement.

Exhibit Number	Description

10.29†	MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) Director Compensation Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) filed with the SEC on November 16, 2011).

10.30++	Form of Governance Agreement, by and among PVF Holdings LLC and MRC Global Inc.

21.1++	List of Subsidiaries of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation).

23.1++	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2++	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1)

23.3++	Consent of Spears & Associates, Inc.

24.1++	Powers of Attorney (included on signature page)

++	Previously filed.
†	Management contract or compensatory plan or arrangement required to be posted as an exhibit to this report.

Item 17. Undertakings.

The undersigned Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 14 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act, MRC Global Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on the 3rd day of April , 2012.

MRC GLOBAL INC.

By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Executive Vice President, General Counsel and Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Andrew R. Lane	Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 3, 2012

* James E. Braun	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 3, 2012

* Elton Bond	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	April 3, 2012

* Leonard M. Anthony	Director	April 3, 2012

* Rhys J. Best	Director	April 3, 2012

* Peter C. Boylan III	Director	April 3, 2012

* Henry Cornell	Director	April 3, 2012

* Christopher A.S. Crampton	Director	April 3, 2012

* John F. Daly	Director	April 3, 2012

	Signature	Title	Date

	* Craig Ketchum	Director	April 3, 2012

	* Gerard P. Krans	Director	April 3, 2012

	* Dr. Cornelis A. Linse	Director	April 3, 2012

	* John A. Perkins	Director	April 3, 2012

	* H.B. Wehrle, III	Director	April 3, 2012

BY:	/S/ DANIEL J. CHURAY Attorney-in-Fact